SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                            June 30, 2000



Commission        Registrant, State of Incorporation,       I.R.S. Employer
File Number       Address and Telephone Number              Identification No.
-----------       -----------------------------------       ------------------

1-6047            GPU, Inc.                                     13-5516989
                  (a Pennsylvania corporation)
                  300 Madison Avenue
                  Morristown, New Jersey 07962-1911
                  Telephone (973) 401-8200


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ITEM 5.  OTHER EVENTS.
         ------------

         As previously announced, on June 20, 2000 GPU, Inc. ("the Company") entered into a definitive agreement to sell GPU PowerNet, the Company's Australian electric transmission subsidiary, to Singapore Power International
(SPI) for A$2.1 billion (approximately US$1.26 billion). Together with additional transaction considerations, the full value of the transaction will be A$2.175 billion. On June 30, 2000 the Company completed the sale of GPU PowerNet to SPI.

         The Company will use the net proceeds from the sale to reduce outstanding debt.

         A copy of GPU's related news release is annexed as an exhibit.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             ------------------------------------------------------------------

       (c)   Exhibit

               1.       GPU News Release, dated June 30, 2000.

                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          GPU, INC.



                                          By:  /s/ T. G. Howson
                                               -------------------------------
                                              T. G. Howson, Vice President
                                              and Treasurer

Date:   June 30, 2000